                                                                   EXHIBIT 99.15

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-OPT1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                                SERIES 2004-OPT1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         OPTION ONE MORTGAGE CORPORATION
                             ORIGINATOR AND SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                SEPTEMBER 7, 2004
----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-OPT1

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch,Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative and other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions and other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance            $780,418,951
Aggregate Original Principal Balance               $782,500,797
Number of Mortgage Loans                                  4,791

                                       MINIMUM      MAXIMUM      AVERAGE (1)
                                       -------      -------      -----------
Original Principal Balance             $50,000      $896,000     $163,327
Outstanding Principal Balance          $48,770      $892,765     $162,893

                                      MINIMUM     MAXIMUM      WEIGHTED AVERAGE (2)
                                      -------     -------      --------------------
Original Term (mos)                      120           360           356
Stated remaining Term (mos)              115           358           352
Loan Age (mos)                             2             6             4
Current Interest Rate                  4.500%       12.000%        6.979%
Initial Interest Rate Cap(4)           1.000%        3.000%        2.982%
Periodic Rate Cap(4)                   1.000%        1.500%        1.007%
Gross Margin(4)                        2.050%        9.150%        5.093%
Maximum Mortgage Rate(4)              10.500%       17.190%       12.943%
Minimum Mortgage Rate(4)               4.500%       11.050%        6.918%
Months to Roll(4)                          2           177            21
Original Loan-to-Value                 14.12%       100.00%        77.96%
Credit Score (3)                         500           816           607

                                       EARLIEST                   LATEST
                                       --------                   ------
Maturity Date                          03/01/14                   06/01/34

                         PERCENT OF
LIEN POSITION           MORTGAGE POOL
-------------           -------------
1st Lien                   99.55%
2nd Lien                    0.45

OCCUPANCY
Primary                    92.83%
Second Home                 1.49
Investment                  5.68

LOAN TYPE
Fixed Rate                 26.19%
ARM                        73.81

AMORTIZATION TYPE
Fully Amortizing          100.00%

                            PERCENT OF
YEAR OF ORIGINATION        MORTGAGE POOL
-------------------        -------------
2004                          100.00%

LOAN PURPOSE
Purchase                       43.43%
Refinance - Rate/Term           2.30
Refinance - Cashout            54.27

PROPERTY TYPE
Single Family
Attached                        2.21%
Single Family
Detached                       72.52
Condominium - Low
Rise                            3.96
Condominium - High
Rise                            0.26
2-4 Family                      13.7
PUD Attached                    0.97
PUD Detached                    5.37
Manufactured Housing            1.02

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

MORTGAGE RATES

                                       AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF              NUMBER OF        BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
MORTGAGE RATES      MORTGAGE LOANS   OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING     LTV        DOC
5.500% or less            221        $  48,566,018     6.22%     5.168%     641     $   219,756    76.04%     75.92%
5.501% to 6.000%          582          118,432,227    15.18      5.827      640         203,492    76.10      63.10
6.001% to 6.500%          635          116,936,939    14.98      6.313      619         184,153    77.56      65.73
6.501% to 7.000%          959          165,906,584    21.26      6.805      610         173,000    77.99      57.22
7.001% to 7.500%          714          111,327,344    14.27      7.299      596         155,921    78.97      60.58
7.501% to 8.000%          681           99,981,226    12.81      7.777      592         146,815    79.46      52.53
8.001% to 8.500%          402           52,781,505     6.76      8.285      576         131,297    79.94      62.31
8.501% to 9.000%          302           37,864,421     4.85      8.782      563         125,379    78.64      56.24
9.001% to 9.500%          130           14,384,553     1.84      9.284      555         110,650    76.17      70.33
9.501% to 10.000%          90            8,031,849     1.03      9.799      551          89,243    75.93      64.69
10.001% to 10.500%         35            3,257,819     0.42     10.296      549          93,081    75.93      87.21
10.501% to 11.000%         28            2,141,404     0.27     10.747      580          76,479    80.95      73.94
11.001% to 11.500%          8              541,022     0.07     11.260      542          67,628    82.82      74.89
11.501% to 12.000%          4              266,039     0.03     11.866      569          66,510    84.06      35.66
TOTAL:                  4,791        $ 780,418,951   100.00%     6.979%     607     $   162,893    77.96%     61.22%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.000% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.979% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
RANGE OF                   NUMBER OF        BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL
REMAINING TERMS (MONTHS)  MORTGAGE LOANS  OUTSTANDING      POOL        COUPON    SCORE    OUTSTANDING     LTV        DOC
109 to 120                       6        $     381,494     0.05%     7.354%      660     $   63,582     69.78%    70.47%
169 to 180                     114           10,869,732     1.39      7.314       618         95,349     73.52     72.35
229 to 240                      71            9,326,284     1.20      7.014       621        131,356     69.81     63.43
289 to 300                       1               84,728     0.01      7.950       536         84,728     61.82      0.00
349 to 360                   4,599          759,756,712    97.35      6.973       607        165,200     78.13     61.04
TOTAL:                       4,791        $ 780,418,951   100.00%     6.979%      607     $  162,893     77.96%    61.22%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                               AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF ORIGINAL MORTGAGE     NUMBER OF        BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS   OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING     LTV      DOC
$50,000 or less                     71       $  3,537,555      0.45%    8.199%      591     $   49,825     62.82%    74.68%
$50,001 to $100,000              1,402        105,767,881     13.55     7.650       600         75,441     78.00     78.98
$100,001 to $150,000             1,266        157,601,804     20.19     7.146       602        124,488     77.75     71.59
$150,001 to $200,000               805        140,139,462     17.96     6.934       601        174,086     77.03     66.33
$200,001 to $250,000               455        102,553,188     13.14     6.867       601        225,392     77.14     58.74
$250,001 to $300,000               341         93,469,572     11.98     6.716       610        274,104     77.99     51.38
$300,001 to $350,000               172         55,933,879      7.17     6.764       614        325,197     80.57     49.19
$350,001 to $400,000               121         45,240,592      5.80     6.640       620        373,889     79.13     39.44
$400,001 to $450,000                73         30,960,343      3.97     6.551       623        424,114     78.91     36.97
$450,001 to $500,000                48         23,021,992      2.95     6.513       629        479,625     79.07     36.86
$500,001 to $550,000                13          6,743,346      0.86     6.495       642        518,719     82.49     46.38
$550,001 to $600,000                10          5,735,064      0.73     6.893       637        573,506     86.43     49.29
$600,001 to $650,000                 4          2,504,918      0.32     6.280       618        626,230     78.27     74.38
$650,001 to $700,000                 5          3,320,631      0.43     6.707       638        664,126     77.37     40.00
$700,001 to $750,000                 2          1,453,529      0.19     6.703       638        726,765     67.43     48.48
$750,001 to $800,000                 2          1,542,430      0.20     6.318       564        771,215     66.88    100.00
$850,001 to $900,000                 1            892,765      0.11     6.550       685        892,765     70.00    100.00
TOTAL:                           4,791       $780,418,951    100.00%    6.979%      607     $  162,893     77.96%    61.22%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $48,770 to approximately $892,765 and the average outstanding principal balance of the Mortgage Loans was approximately $162,893.

PRODUCT TYPES

                                               AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
PRODUCT TYPES                MORTGAGE LOANS   OUTSTANDING    POOL        COUPON     SCORE   OUTSTANDING    LTV        DOC
10 Year Fixed Loans                 6        $    381,494      0.05%     7.354%     660     $    63,582    69.78%    70.47%
15 Year Fixed Loans               108          10,388,286      1.33      7.283      619          96,188    73.30     72.97
20 Year Fixed Loans                71           9,326,284      1.20      7.014      621         131,356    69.81     63.43
25 Year Fixed Loans                 1              84,728      0.01      7.950      536          84,728    61.82      0.00
30 Year Fixed Loans             1,190         184,239,482     23.61      7.132      635         154,823    76.27     62.23
6 Month LIBOR Loans                 2             270,830      0.03      6.430      580         135,415    80.78    100.00
2/28 LIBOR Loans                3,186         536,280,622     68.72      6.945      597         168,324    78.74     60.13
3/27 LIBOR Loans                  226          39,162,810      5.02      6.632      600         173,287    78.58     67.36
15/15 LIBOR Loans                   1             284,415      0.04      5.850      510         284,415    63.33    100.00
TOTAL:                          4,791        $780,418,951    100.00%     6.979%     607     $   162,893    77.96%    61.22%

ADJUSTMENT TYPE

                                               AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
ADJUSTMENT TYPE              MORTGAGE LOANS   OUTSTANDING    POOL        COUPON     SCORE   OUTSTANDING    LTV        DOC
ARM                               3,415      $575,998,676      73.81%    6.923%     597     $   168,667    78.72%    60.66%
Fixed Rate                        1,376       204,420,274      26.19     7.135      633         148,561    75.80     62.82
TOTAL:                            4,791      $780,418,951     100.00%    6.979%     607     $   162,893    77.96%    61.22%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                               AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                               NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL
GEOGRAPHIC DISTRIBUTION      MORTGAGE LOANS   OUTSTANDING    POOL        COUPON     SCORE   OUTSTANDING    LTV        DOC
Alabama                             38       $  4,357,428     0.56%      7.074%     614     $   114,669    81.51%    81.90%
Alaska                               2            415,346     0.05       7.858      670         207,673    83.62     77.65
Arizona                             86         11,369,230     1.46       6.951      610         132,200    82.00     68.29
Arkansas                             8            662,703     0.08       7.673      626          82,838    76.85     75.21
California                         693        155,675,071    19.95       6.760      602         224,639    76.55     59.92
Colorado                            79         13,015,734     1.67       6.568      602         164,756    81.39     75.11
Connecticut                        106         17,197,755     2.20       6.962      605         162,243    77.62     59.76
Delaware                            16          2,253,100     0.29       6.916      624         140,819    81.35     89.28
Florida                            365         48,578,614     6.22       7.252      596         133,092    78.71     57.78
Georgia                            123         14,955,034     1.92       7.977      597         121,586    81.07     68.36
Hawaii                               3            958,363     0.12       6.723      597         319,454    68.72     33.03
Idaho                               11          1,019,756     0.13       7.024      617          92,705    83.61     86.80
Illinois                           178         26,014,999     3.33       7.272      603         146,152    80.03     70.15
Indiana                             53          4,984,274     0.64       7.477      606          94,043    82.08     73.08
Iowa                                16          1,305,641     0.17       7.641      587          81,603    79.17     79.03
Kansas                              18          2,220,448     0.28       7.230      562         123,358    77.32     52.69
Kentucky                            31          3,320,620     0.43       7.531      606         107,117    81.65     72.68
Louisiana                           39          3,841,293     0.49       7.665      613          98,495    80.76     69.71
Maine                               69          7,918,024     1.01       6.540      617         114,754    75.65     60.68
Maryland                            68         12,867,636     1.65       7.173      605         189,230    78.37     62.98
Massachusetts                      334         77,051,176     9.87       6.547      620         230,692    76.03     49.61
Michigan                           176         18,591,608     2.38       7.654      592         105,634    80.15     70.98
Minnesota                           56          8,158,111     1.05       6.873      597         145,681    78.10     73.14
Mississippi                          7            575,999     0.07       8.070      615          82,286    85.54     77.41
Missouri                            62          6,065,633     0.78       7.157      609          97,833    79.96     69.26
Montana                              3            361,185     0.05       6.072      622         120,395    82.65    100.00
Nebraska                            10            884,307     0.11       7.781      625          88,431    84.32     67.33
Nevada                              44          7,319,600     0.94       7.058      613         166,355    83.23     83.28
New Hampshire                       54          8,624,477     1.11       6.911      623         159,713    79.25     47.61
New Jersey                         221         42,567,915     5.45       7.064      610         192,615    76.99     53.58
New York                           479        116,692,713    14.95       6.669      618         243,617    75.11     46.29
North Carolina                     108         11,406,427     1.46       7.280      605         105,615    82.52     82.58
North Dakota                         1             64,887     0.01       8.750      504          64,887    65.00    100.00
Ohio                               129         13,118,540     1.68       7.400      602         101,694    83.09     80.42
Oklahoma                            11          1,119,543     0.14       7.248      600         101,777    84.15     87.85
Oregon                              26          3,335,882     0.43       6.884      601         128,303    80.34     86.73
Pennsylvania                       167         19,148,535     2.45       7.134      603         114,662    81.45     81.00
Rhode Island                        91         15,002,723     1.92       6.729      624         164,865    75.65     49.16
South Carolina                      30          2,850,412     0.37       7.517      609          95,014    78.72     73.69
Tennessee                           65          6,609,207     0.85       7.516      605         101,680    81.07     85.00
Texas                              398         42,268,936     5.42       7.601      590         106,203    78.01     69.17
Utah                                16          2,117,559     0.27       6.726      606         132,347    79.56     81.93
Vermont                             21          2,436,706     0.31       6.897      608         116,034    72.99     56.39
Virginia                           148         23,516,496     3.01       7.235      601         158,895    80.81     70.13
Washington                          58          9,176,024     1.18       7.290      614         158,207    84.59     90.42
West Virginia                        1             50,252     0.01       9.200      546          50,252    53.62    100.00
Wisconsin                           61          7,014,408     0.90       7.067      604         114,990    82.76     82.06
Wyoming                             12          1,358,623     0.17       6.322      635         113,219    84.72     90.45
TOTAL:                           4,791       $780,418,951   100.00%      6.979%     607     $   162,893    77.96%    61.22%

(1) No more than approximately 0.32% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                         AGGREGATE                       WEIGHTED   AVERAGE    WEIGHTED
                                                         PRINCIPAL  PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL    AVERAGE  PERCENT
                                           NUMBER OF      BALANCE    MORTGAGE    AVERAGE  CREDIT   BALANCE     ORIGINAL   FULL
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS OUTSTANDING    POOL        COUPON   SCORE  OUTSTANDING    LTV       DOC
50.00% or less                              167        $ 20,481,550     2.62%     6.817%   590    $   122,644    41.73%  60.45%
50.01% to 55.00%                             86          14,129,473     1.81      6.803    589        164,296    52.99   59.28
55.01% to 60.00%                            149          21,799,340     2.79      6.869    584        146,304    57.90   49.95
60.01% to 65.00%                            276          45,430,047     5.82      6.956    586        164,602    63.47   54.93
65.01% to 70.00%                            376          65,932,643     8.45      7.033    588        175,353    68.70   49.67
70.01% to 75.00%                            511          91,301,364    11.70      6.985    587        178,672    73.99   50.59
75.01% to 80.00%                          1,817         285,547,878    36.59      6.906    604        157,153    79.62   62.48
80.01% to 85.00%                            402          65,900,622     8.44      6.946    624        163,932    84.38   66.07
85.01% to 90.00%                            663         118,548,368    15.19      7.095    631        178,806    89.67   63.02
90.01% to 95.00%                            311          48,495,084     6.21      7.167    639        155,933    94.73   88.62
95.01% to 100.00%                            33           2,852,582     0.37      8.676    688         86,442    99.86   91.31
TOTAL:                                    4,791        $780,418,951   100.00%     6.979%   607    $   162,893    77.96%  61.22%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.12% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.45% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 81.16%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 24.44%.

LOAN PURPOSE

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           NUMBER OF      BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL
LOAN PURPOSE             MORTGAGE LOANS  OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING    LTV       DOC
Refinance - Cashout           3,022      $ 515,117,517     66.01%     6.991%    599     $   170,456    75.74%   57.40%
Purchase                      1,253        183,819,151     23.55      6.893     630         146,703    83.26    68.12
Refinance - Rate Term           516         81,482,282     10.44      7.094     602         157,911    79.98    69.86
TOTAL:                        4,791      $ 780,418,951    100.00%     6.979%    607     $   162,893    77.96%   61.22%

PROPERTY TYPE

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
                           NUMBER OF      BALANCE        MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL
PROPERTY TYPE            MORTGAGE LOANS  OUTSTANDING     POOL        COUPON    SCORE    OUTSTANDING    LTV       DOC
Single Family Detached        3,630      $ 565,962,635    72.52%      6.998%    601     $   155,913    77.72%   63.16%
Two-to-Four Family              470        106,880,270    13.70       6.826     641         227,405    77.85    46.01
PUD Detached                    223         41,874,871     5.37       7.026     599         187,780    80.54    66.77
Condominium - Low Rise          204         30,926,848     3.96       6.908     618         151,602    78.66    54.12
Single Family Attached          127         17,238,135     2.21       7.253     589         135,733    76.85    67.48
Manufactured Housing             80          7,962,261     1.02       7.385     630          99,528    80.43    99.24
PUD Attached                     47          7,546,295     0.97       6.707     610         160,559    82.78    74.73
Condominium - High Rise          10          2,027,635     0.26       6.866     598         202,763    68.70    63.66
TOTAL:                        4,791      $ 780,418,951   100.00%      6.979%    607     $   162,893    77.96%   61.22%

DOCUMENTATION

                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                          NUMBER OF          BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
DOCUMENTATION          MORTGAGE LOANS      OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
Full Documentation         3,248          $477,793,610      61.22%       6.935%       598       $ 147,104      79.00%     100.00%
Stated Documentation       1,489           292,910,145      37.53        7.032        620         196,716      76.28        0.00
Lite Documentation            36             6,113,595       0.78        7.586        588         169,822      73.95        0.00
No Documentation              18             3,601,601       0.46        7.399        712         200,089      83.44        0.00
TOTAL:                     4,791          $780,418,951     100.00%       6.979%       607       $ 162,893      77.96%      61.22%

OCCUPANCY

                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                          NUMBER OF          BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
OCCUPANCY              MORTGAGE LOANS      OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
Primary                     4,415         $724,448,891       92.83%      6.947%       604       $  164,088     77.96%       63.06%
Investment                    297           44,316,531        5.68       7.517        654          149,214     77.27        40.76
Second Home                    79           11,653,529        1.49       6.918        628          147,513     80.49        24.90
TOTAL:                      4,791         $780,418,951      100.00%      6.979%       607       $  162,893     77.96%       61.22%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
MORTGAGE LOANS AGE        NUMBER OF          BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
    (MONTHS)           MORTGAGE LOANS      OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
 2                              1         $    144,855        0.02%      5.990%       533       $ 144,855       77.54%    100.00%
 3                            854          127,069,839       16.28       6.681        598         148,794       79.50      88.37
 4                          3,412          554,533,702       71.06       6.984        605         162,525       78.01      62.53
 5                            469           89,217,123       11.43       7.265        628         190,228       75.60      17.66
 6                             55            9,453,432        1.21       7.987        617         171,881       76.65      30.26
TOTAL:                      4,791         $780,418,951      100.00%      6.979%       607       $ 162,893       77.96%     61.22%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                     AGGREGATE                             WEIGHTED    AVERAGE    WEIGHTED
                                                     PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
                                      NUMBER OF       BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
ORIGINAL PREPAYMENT PENALTY TERM   MORTGAGE LOANS   OUTSTANDING       POOL        COUPON    SCORE    OUTSTANDING     LTV       DOC
None                                   1,398       $220,952,294       28.31%      7.103%     603      $  158,049    77.64%    57.75%
12 Months                                292         62,658,268        8.03       6.696      638         214,583    73.74     45.52
24 Months                              2,169        363,299,222       46.55       6.922      597         167,496    79.16     62.75
30 Months                                  9          1,785,776        0.23       6.572      619         198,420    83.22    100.00
36 Months                                923        131,723,391       16.88       7.066      625         142,712    77.12     69.76
TOTAL:                                 4,791       $780,418,951      100.00%      6.979%     607      $  162,893    77.96%    61.22%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                                               AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                               PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                             NUMBER OF          BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
RANGE OF CREDIT SCORES    MORTGAGE LOANS      OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
Not Available                    14          $  1,199,929       0.15%       7.752%         0       $   85,709      69.15%     79.97%
500 to 500                       16             2,327,776       0.30        8.171        500          145,486      75.07      39.30
501 to 525                      483            72,651,251       9.31        7.799        514          150,417      74.43      71.71
526 to 550                      567            89,701,526      11.49        7.656        538          158,204      74.39      69.89
551 to 575                      559            89,581,937      11.48        7.360        563          160,254      74.08      58.22
576 to 600                      670           108,267,188      13.87        7.014        588          161,593      76.81      66.34
601 to 625                      778           119,932,496      15.37        6.714        613          154,155      79.75      70.25
626 to 650                      706           114,205,830      14.63        6.581        638          161,765      80.25      61.65
651 to 675                      473            83,469,064      10.70        6.438        662          176,467      80.27      52.08
676 to 700                      246            44,899,596       5.75        6.427        686          182,519      81.09      48.49
701 to 725                      158            28,769,859       3.69        6.664        712          182,088      82.06      34.41
726 to 750                       74            14,768,723       1.89        6.748        737          199,577      83.97      31.97
751 to 775                       32             7,665,049       0.98        6.686        758          239,533      81.54      23.36
776 to 800                       11             2,307,987       0.30        6.973        789          209,817      85.20      10.50

801 to 816                        4               670,740       0.09        6.293        811          167,685      84.31      88.11
TOTAL:                        4,791          $780,418,951     100.00%       6.979%       607       $  162,893      77.96%     61.22%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 607.

CREDIT GRADE

                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED
                                            PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                          NUMBER OF          BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL      FULL
CREDIT GRADE           MORTGAGE LOANS      OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV        DOC
AA+                          346          $ 54,732,674        7.01%       7.180%      695       $  158,187      84.87%     44.84%
AA                         1,918           326,783,606       41.87        6.699       614          170,377      77.98      59.62
A                            647           105,085,100       13.47        7.264       554          162,419      75.55      68.03
B                            515            81,266,008       10.41        7.702       542          157,798      73.42      65.06
C                            131            17,838,586        2.29        8.417       537          136,172      67.46      62.57
CC                            47             6,739,357        0.86        9.207       548          143,391      63.26      96.99
NG                          1187           187,973,620       24.09        6.717       634          158,360      80.74      61.90
TOTAL:                     4,791          $780,418,951      100.00%       6.979%      607       $  162,893      77.96%     61.22%

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                                PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                                 NUMBER OF       BALANCE      MORTGAGE     AVERAGE   CREDIT     BALANCE    ORIGINAL     FULL
RANGE OF GROSS MARGINS         MORTGAGE LOANS  OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV       DOC
2.001% to 2.500%                        1     $    131,655       0.02%      4.550%     668     $131,655      80.00%    100.00%
2.501% to 3.000%                       12        2,875,456       0.50       5.195      675      239,621      70.41      38.93
3.001% to 3.500%                       93       20,178,805       3.50       5.311      648      216,976      73.05      60.93
3.501% to 4.000%                      270       57,154,353       9.92       5.814      639      211,683      75.46      61.62
4.001% to 4.500%                      534       94,471,596      16.40       6.232      627      176,913      78.95      58.50
4.501% to 5.000%                      699      121,871,444      21.16       6.642      603      174,351      80.13      57.82
5.001% to 5.500%                      641      105,837,688      18.37       7.093      585      165,113      78.68      55.55
5.501% to 6.000%                      468       73,788,876      12.81       7.520      573      157,669      79.67      61.54
6.001% to 6.500%                      322       47,258,091       8.20       7.965      559      146,764      79.83      67.83
6.501% to 7.000%                      202       29,726,656       5.16       8.317      560      147,162      80.31      72.30
7.001% to 7.500%                       95       11,904,794       2.07       8.720      550      125,314      79.28      73.47
7.501% to 8.000%                       58        8,177,695       1.42       9.287      542      140,995      75.64      79.21
8.001% to 8.500%                       14        1,644,806       0.29       9.440      539      117,486      71.21      63.90
8.501% to 9.000%                        5          648,163       0.11       9.890      514      129,633      79.25      79.95
9.001% to 9.500%                        1          328,600       0.06      10.450      535      328,600      70.00     100.00
TOTAL:                              3,415     $575,998,676     100.00%      6.923%     597     $168,667      78.72%     60.66%

approximately 5.093% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                  AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                                  PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE    PERCENT
                                    NUMBER OF      BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV       DOC
11.000% or less                          68      $ 15,549,672       2.70%      4.818%     653     $228,672      77.86%     81.19%
11.001% to 11.500%                      133        28,354,361       4.92       5.329      632      213,191      75.61      71.44
11.501% to 12.000%                      414        82,759,790      14.37       5.817      629      199,903      78.39      63.10
12.001% to 12.500%                      480        88,964,107      15.45       6.301      609      185,342      78.83      65.26
12.501% to 13.000%                      687       119,579,354      20.76       6.794      601      174,060      79.04      55.70
13.001% to 13.500%                      522        83,090,750      14.43       7.288      585      159,178      79.55      59.85
13.501% to 14.000%                      472        72,141,313      12.52       7.753      577      152,842      79.10      51.96
14.001% to 14.500%                      274        37,301,675       6.48       8.221      566      136,137      79.99      63.91
14.501% to 15.000%                      210        28,482,945       4.94       8.749      557      135,633      79.14      56.05
15.001% to 15.500%                       82        11,426,618       1.98       9.119      542      139,349      75.29      61.16
15.501% to 16.000%                       47         5,447,839       0.95       9.641      548      115,911      75.93      59.67
16.001% to 16.500%                       15         1,774,973       0.31      10.117      527      118,332      72.56      83.48
16.501% to 17.000%                        9           925,262       0.16      10.533      561      102,807      70.57      73.18
17.001% to 17.500%                        2           200,016       0.03      10.449      528      100,008      76.03     100.00
TOTAL:                                3,415      $575,998,676     100.00%      6.923%     597     $168,667      78.72%     60.66%

Mortgage Loans was approximately 12.943% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                               AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                                               PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     PERCENT
                                NUMBER OF       BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
NEXT ADJUSTMENT DATE          MORTGAGE LOANS  OUTSTANDING      POOL       COUPON     SCORE   OUTSTANDING     LTV        DOC
October 2004                           2     $    270,830       0.05%      6.430%     580     $135,415      80.78%     100.00%
February 2006                         41        7,467,037       1.30       7.866      624      182,123      77.05       32.90
March 2006                           363       67,432,537      11.71       7.401      614      185,765      76.03       17.36
April 2006                         2,248      379,584,545      65.90       6.946      595      168,854      78.96       61.70
May 2006                             533       81,651,648      14.18       6.483      590      153,193      80.10       90.52
June 2006                              1          144,855       0.03       5.990      533      144,855      77.54      100.00
February 2007                          4          524,643       0.09       7.832      585      131,161      73.24        0.00
March 2007                            18        3,114,335       0.54       7.252      600      173,019      80.84       23.15
April 2007                           157       27,271,848       4.73       6.664      598      173,706      77.30       69.19
May 2007                              47        8,251,983       1.43       6.218      607      175,574      82.31       82.26
May 2019                               1          284,415       0.05       5.850      510      284,415      63.33      100.00
TOTAL:                             3,415     $575,998,676     100.00%      6.923%     597     $168,667      78.72%      60.66%